UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2026

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

511 East John W. Carpenter Freeway, Suite 500 Las Colinas, TX 75062
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 26, 2026, XTI Aerospace, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company had not yet filed its Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended June 30, 2026, the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

As previously disclosed, on August 17, 2026, the Company filed a Notification of Late Filing on Form 12b-25 with the SEC with respect to the Form 10-Q, stating that the Company was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense because the Company is in the process of completing an internal review of the Company’s former Chief Executive Officer, who resigned on August 17, 2026, and other related corporate governance matters. The Company is working diligently to complete the internal review and to file the Form 10-Q as soon as practicable. The Company is not able at this time to estimate when the internal review will be completed or when the Form 10-Q will be filed.

The Notice provides that the Company has 60 calendar days from the date of the Notice (that is, until October 26, 2026) to submit a plan to regain compliance with Nasdaq’s continued listing requirements. The Company intends to file the Form 10-Q as promptly as practicable following completion of the internal review and, if it has not filed the Form 10-Q by October 26, 2026, intends to submit a plan to regain compliance. In the event the Company is unable to file the Form 10-Q by October 26, 2026 and submits a plan to regain compliance that Nasdaq accepts, Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q, which the Notice states would be until February 22, 2027, for the Company to regain compliance. The Notice further provides that any subsequent periodic report that becomes due during the exception period, including the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026, must be filed no later than the end of that period. If Nasdaq does not accept the Company’s plan, the Company may appeal that determination to a Nasdaq Hearings Panel in accordance with Nasdaq Listing Rule 5815(a). There can be no assurance that the Company will be able to file the Form 10-Q within the applicable period, that Nasdaq will accept any plan to regain compliance that the Company may submit, that any appeal of an adverse determination would be successful, or that the Company will otherwise be able to regain or maintain compliance with Nasdaq’s continued listing requirements. The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.

Item 7.01 Regulation FD Disclosure.

On August 31, 2026, the Company issued a press release announcing its receipt of the Notice, as required by Nasdaq Listing Rule 5810(b). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to the Company’s management. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. Such risks include, but are not limited to, the risks associated with the Company’s potential inability to complete the internal review in a timely manner, file the Form 10-Q, satisfy Nasdaq listing requirements and maintain the listing of its common stock on the Nasdaq Capital Market, the risk that the Company’s common stock is suspended from trading or delisted, the risk that the internal review identifies additional matters or results in conclusions that affect the Company’s previously issued financial statements, its disclosure controls and procedures or its internal control over financial reporting, the risk that the Company is unable to timely file its Quarterly Report on Form 10-Q for the quarter ending September 30, 2026 or other subsequent periodic reports, and the risk that additional information may arise prior to the expected filing with the SEC of the Form 10-Q. Such risks also include the Company’s expectation, as disclosed in its Notification of Late Filing on Form 12b-25 filed on August 17, 2026, that the Form 10-Q will disclose substantial doubt about the Company’s ability to continue as a going concern. Additional risks and uncertainties include, but are not limited to, those described in the “Risk Factors” set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on April 15, 2026, and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the SEC on May 14, 2026, and those described from time to time in other reports which the Company files with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1†	Press Release, dated August 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: September 1, 2026	By:	/s/ Brooke Turk
	Name:	Brooke Turk
	Title:	Chief Financial Officer

3